UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 22, 2007

         DSLA Mortgage Loan Trust 2007-AR1
(Issuing Entity)

              Greenwich Capital Acceptance, Inc.
(Exact Name of Depositor as Specified in its Charter)

        Greenwich Capital Financial Products, Inc.
(Exact Name of Sponsor as Specified in its Charter)

              Greenwich Capital Acceptance, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-130961	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Credit Risk Manager Disclosure.

Under an agreement between the Registrant and Clayton Fixed Income Services Inc., as credit risk manager, the most recent report of the credit risk manager will be made available to the public each month via the Internet at the credit risk manager’s website. Any person will be able to review such report at https://reports.clayton.com, as they become available, which is expected to be on or about the fifteenth calendar day of the month following each distribution date. The user name for access to the website will be the e-mail address of the person accessing the site and the password for this transaction will be “DSLA 2007-AR1.” These reports will continue to be available to the public unless the Registrant determines to cease to make them available. If the Registrant elects to terminate access to the reports of the credit risk manager, the Registrant will, if at such time it is obligated to file reports under Section 13(a) or Section 15(d) of the Exchange Act with respect to the issuing entity, file a current report on Form 8-K stating that such reports are no longer available to the public.

This information is being furnished pursuant to Item 7.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is not incorporated by reference into any of the Registrant’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events.

The Registrant registered offerings of its DSLA Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2007-AR1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130961) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $794,757,000 aggregate principal amount of Class 1A-1A, Class 1A-1B, Class 2A-1A, Class 2A-1B, Class 2A-1C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates of its DSLA Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2007-AR1 on February 22, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 30, 2007, as supplemented by the Prospectus Supplement dated February 21, 2007 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other material agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of February 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services Inc., as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee and Custodian. The “Certificates” consist of the following classes: Class 1A-1A, Class 1A-1B, Class 2A-1A, Class 2A-1B, Class 2A-1C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class C, Class P and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two groups of certain adjustable rate, first lien, residential mortgage loans with a negative amortization feature (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $663,751,721 as of February 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Pooling and Servicing Agreement dated as of February 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services Inc., as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee and Custodian.

99.1	Mortgage Loan Purchase Agreement dated as of February 1, 2007, between Greenwich Capital Acceptance, Inc., as Purchaser and Greenwich Capital Financial Products, Inc., as Seller.

99.2
Reconstituted Servicing Agreement dated as of February 1, 2007, by and among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and Downey Savings and Loan Association, F.A., as Servicer, and acknowledged by Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.

99.3
The Certificate Guaranty Insurance Policy (No. AB1062BE) effective as of February 22, 2007, relating to the DSLA Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2007-AR1, Class 1A-1B and Class 2A-1C Certificates.

99.4
Yield Maintenance Allocation Agreement dated as of February 22, 2007, by and among Wells Fargo Bank, N.A., as Administrator and as Securities Administrator, and Greenwich Capital Financial Products, Inc.

99.5
Basis Risk Cap Agreement (BNY Reference No. 38929), dated as of February 22, 2007, including schedule to the Master Agreement and Confirmation between The Bank of New York, as Basis Risk Cap Provider, and Wells Fargo Bank, N.A., as Administrator.

99.6
Yield Maintenance Agreement (BNY Reference No. 38930), dated as of February 22, 2007, including schedule to the Master Agreement and Confirmation between The Bank of New York, as Yield Maintenance Provider, and Wells Fargo Bank, N.A., as Administrator.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By:	/s/ Shakti Rodhakishun
Name: Shakti Rodhakishun
Title: Senior Vice President

Dated: March 8, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1
Pooling and Servicing Agreement dated as of February 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services Inc., as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee and Custodian.

99.1	Mortgage Loan Purchase Agreement dated as of February 1, 2007, between Greenwich Capital Acceptance, Inc., as Purchaser and Greenwich Capital Financial Products, Inc., as Seller.

99.2
Reconstituted Servicing Agreement dated as of February 1, 2007, by and among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and Downey Savings and Loan Association, F.A., as Servicer, and acknowledged by Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.

99.3
The Certificate Guaranty Insurance Policy (No. AB1062BE) effective as of February 22, 2007, relating to the DSLA Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2007-AR1, Class 1A-1B and Class 2A-1C Certificates.

99.4
Yield Maintenance Allocation Agreement dated as of February 22, 2007, by and among Wells Fargo Bank, N.A., as Administrator and as Securities Administrator, and Greenwich Capital Financial Products, Inc.

99.5
Basis Risk Cap Agreement (BNY Reference No. 38929), dated as of February 22, 2007, including schedule to the Master Agreement and Confirmation between The Bank of New York, as Basis Risk Cap Provider, and Wells Fargo Bank, N.A., as Administrator.

99.6
Yield Maintenance Agreement (BNY Reference No. 38930), dated as of February 22, 2007, including schedule to the Master Agreement and Confirmation between The Bank of New York, as Yield Maintenance Provider, and Wells Fargo Bank, N.A., as Administrator.